                                   [LOGO]

                                    NOTE

$700,000.00                       SAN DIEGO , California      JANUARY 15, 1998

On JULY 15, 1998, and as hereinafter provided, for value received, the undersigned promises to pay to IMPERIAL BANK ("Bank") a California banking corporation, or order, at its SAN DIEGO REGIONAL office, the principal sum of $700,000.00 or such sums up to the maximum if so stated, as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest from date of disbursement or N/A, whichever is later, on the unpaid principal balance / / at the rate of ___% per year /x/ at the rate of 2.000% per year in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in such Prime Rate, or $250.00, whichever is greater. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall, for interest computation purposes, be considered one year.

Interest shall be payable /x/ monthly / / quarterly / / included with principal / / in addition to principal / / beginning FEBRUARY 15, 1998, and if not so paid shall become a part of the principal. All payments shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal. / / (if checked), Principal shall be payable in
installments of $    , or more, each installment on the          day of each
        , beginning         . Advances not to exceed any unpaid balance owing
at any one time equal to the maximum amount specified above, may be made at the option of Bank.

     Any partial prepayment shall be applied to the installments, if any, in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (including amendments or extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

     Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest when due; the filing as to each person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor; or any deterioration of the financial condition of any Obligor which results in the holder hereof considering itself, in good faith, insecure.

     If any installment payment, interest payment, principal payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay Bank a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any payment past due or less than the total unpaid principal balance after maturity.

     If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorneys fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extensions of time for payment hereof, before, at, or after maturity; consents to the acceptance, release or substitution of security for this note; and waives demand and protest and the right to assert any statute of limitations. Any married person who signs this note agrees that recourse may be had against separate property for any obligations hereunder. The indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor, including successor(s) or assign(s) hereby consents to the application of California law, to the jurisdiction of any competent court within the State of California, and to service of process by any means authorized by California law.

     No single or partial exercise of any power hereunder, or under any deed of trust, security agreement or other agreement in connection herewith shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right, or of any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith.

THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THE CREDIT TERMS AND CONDITIONS AGREEMENT DATED JANUARY 15, 1998 AND ALL AMENDMENTS THERETO AND REPLACEMENTS THEREFOR.

                            IMAGEWARE SOFTWARE, INC., A CALIFORNIA CORPORATION
------------------------    --------------------------------------------------

                            By:  /s/ S. James Miller
------------------------    --------------------------------------------------

                                 Chairman & CEO
------------------------    --------------------------------------------------

[LOGO]

                             January 15, 1998

701 B Street
San Diego, California 92101

Subject: CREDIT TERMS AND CONDITIONS

Gentlemen:

To induce you (herein sometimes referred to as "you" and sometimes as "Bank") to make loans to ImageWare Software, Inc. (herein called "Borrower"), and in consideration of any loan or loans you, in your sole discretion, may make to Borrower, Borrower warrants and agrees as follows:

A.   Borrower Represents and Warrants that:

  1. EXISTENCE AND RIGHTS. Borrower is a Corporation. Borrower is duly organized and existing and in good standing under the laws of the State of California, without limit as to the duration of its existence and is authorized and in good standing to do business in the State of California; Borrower has powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each State in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary; and Borrower has the power and adequate authority to make and carry out this Agreement. Borrower has no investment in any other business entity.

  2. AGREEMENT AUTHORIZED. The execution, delivery and performance of this Agreement are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles of incorporation, by-laws, or Articles of Association, as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms.

  3. NO CONFLICT. The execution, delivery and performance of this Agreement are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

  4. LITIGATION. There is no litigation or other proceeding pending or threatened against or affecting Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority. Borrower shall notify you in writing of any future litigation threatened or initiated against, or affecting Borrower.

  5. FINANCIAL CONDITION. The balance sheet of Borrower as of November 30, 1997 and the related profit and loss statement for the quarter ended on that date, a copy of which has heretofore been delivered to you by Borrower, and all other statements and data submitted in writing by Borrower to you in connection with this request for credit are true and correct, and said balance sheet and profit and loss statement truly present the financial condition of Borrower as of the date thereof and the results of operations for the period covered thereby, and has been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date there have been no material adverse changes in the ordinary course of business. Borrower has no knowledge or any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as not conducted.

  6. TITLE TO ASSETS. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by Section C.3 hereof.

  7. TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes, and, if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

  8. TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

  9. REGULATION U. The proceeds of the notes have not been used to purchase or carry margin stock (as defined within Regulation U of the Board of Governors of the Federal Reserve system).

B. Borrower agrees that so long as it is indebted to you, under borrowings, or other indebtedness, it will, unless you shall otherwise consent in writing:

  1. RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

  2. INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses and/or in the exercise of good business judgment.

  3. TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

     (a) The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and
     (b) It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.

4. RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit your representatives to have access to, and to examine its properties, books and records at all reasonable times during normal business hours; and furnish you:

     (a) As soon as available, and in any event within 30 days after the close of each month of each fiscal year of Borrower, commencing with the next ending, a consolidating balance sheet, profit and loss statement and reconciliation of Borrower's capital accounts as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower, subject, however, to year-end audit adjustments;

     (b) As soon as available, and in any event within 90 days after the close of each fiscal year of Borrower, a report of compilation of Company as of the close of and for such fiscal year, all in reasonable detail and stating in comparative form the figures as of the close of and for the previous fiscal year, with the unqualified audit opinion of accountants satisfactory to you;

     (c) Promptly after the receipt thereof by Borrower, copies of any detailed reports submitted to Borrower by independent accountants in connection with each annual or interim compilation of the accounts of Borrower made by such accountants.

     (d) Promptly after the same are available, copies of all such proxy statements, financial statements and reports as Borrower shall send to its stockholders, if any, and copies of all reports which Borrower may file with the Securities and Exchange Commission or any governmental authority at any time substituted therefor; and

     (e) Such other information relating to the affairs of Borrower as you reasonably may request from time to time.

5. NOTICE OF DEFAULT. Promptly notify the Bank in writing of the occurrence of any event of default hereunder or event which would be a default upon the giving of notice and lapse of time.

  C. Borrower agrees that so long as it is indebted to you, it will not, without your written consent:

1. TYPE OF BUSINESS AND MANAGEMENT. Make any substantial change in the character of its business; or make any change in its executive management.

2. OUTSIDE INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness for borrowed moneys other than loans from you, moneys associated with the XImage acquisition and purchase money indebtedness except obligations now existing as shown in the financial statement dated November 30, 1997, excluding those being refinanced by your bank; or sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due to become due.

3. LIENS AND ENCUMBRANCES. Create, incur, or assume any mortgage, pledge, encumbrance, lien or charge of any kind, except purchase money liens, upon any asset now owned or hereafter acquired by it, other than liens for taxes not delinquent and liens in your favor.

4. LOANS, INVESTMENTS, SECONDARY LIABILITIES. Make any loans or advances to any person or other entity other than in the ordinary course and normal course of its business as now conducted or make any investment in the securities of any person or other entity other than the United States Government and municipal bonds; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

5. ACQUISITION OR SALE OF BUSINESS, MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except XImage and in the ordinary and normal course of its business as now conducted; or sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted, including without limitation the selling of any property or other asset accompanied by the leasing back of the same.

6. DIVIDENDS, STOCK PAYMENTS. If a corporation, declare or pay any dividend (other than dividends payable in common stock of Borrower and dividends payable on the Series B Preferred Stock) or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock.

D. The occurrence of any of the following events of default shall, at your option, terminate your commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to you immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived:

1. FAILURE TO PAY. Failure to pay any installment of principal of or interest on any indebtedness of Borrower to you.

2. BREACH OF COVENANT. Failure of Borrrower to perform any other term or condition of this Letter of Inducement binding upon Borrower.

3. BREACH OF WARRANTY. Any of Borrrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect.

4. INSOLVENCY; RECEIVER OR TRUSTEE. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

5. JUDGMENTS, ATTACHMENTS. Any money judgment, writ or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain unvacated, unbonded or unstayed for a period of 10 days or in any event later than five days prior to the date of any proposed sale thereunder.

6. BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall be consented to.

E.  Miscellaneous Provisions.

  1. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Imperial Bank or any holder of Notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this agreement or any note issued in connection with a loan that Imperial Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

  2. GUARANTOR REPORTING. Each guarantor to submit annual personal financial statement and copy of their Federal Income Tax Return within 10 days of filing.

  IMAGEWARE SOFTWARE, INC.

  BY: /s/ S. James Miller, Jr.          Date: January 20, 1998
     ---------------------                   ------------------

              MORTGAGE, ASSIGNMENT AND GRANT OF SECURITY INTEREST
                  WITH RESPECT TO PATENTS AND OTHER COLLATERAL


          KNOW ALL MEN BY THESE PRESENTS, that for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned, IMAGEWARE SOFTWARE, INC., a California corporation (the "Debtor" or "Borrower"), having an office located at ___________________, ____________, does hereby irrevocably mortgage, pledge, assign and grant a continuing security interest to IMPERIAL BANK, a California chartered bank (the "Secured Party" or "Bank") having an office located at 701 B Street, Suite 600, San Diego, California 92101, and to the Secured Party's successors and assigns, in all right, title and interest of the Debtor, now owned or hereafter acquired throughout the universe, in and to all of the collateral described in Schedule A attached hereto including, without limitation, (a) the "Patents" (as such term is defined in Schedule A attached hereto), and
(b) all accounts and accounts receivable generated by such Patents (all of the foregoing collateral is hereinafter severally and collectively referred to as the "Collateral"), as security for the payment and performance (whether presently existing or hereafter arising) of any and all indebtedness and obligations of the Debtor to the Bank (collectively, the "Obligations") pursuant to the terms of (i) that certain Security and Loan Agreement dated January 15, 1998, by and between the Debtor and the Secured Party, (ii) all Credit Terms and Conditions between the Debtor and the Secured Party (including, without limitation, the Credit Terms and Conditions dated January 15, 1998), (iii) that certain General Security Agreement dated January 15, 1998, by and between Debtor and Secured Party, (iv) all promissory notes of the Debtor in favor of Secured Party (including, without limitation, that certain Promissory Note dated January 15, 1998, in the original principal amount of $700,000 made by the Debtor in favor of the Secured Party), and (v) all other agreements and documents between the Debtor and Secured Party now existing or hereafter entered into, as any of the foregoing may be amended, modified, and/or restated from time to time (collectively, the "Loan Documents"). The repayment of the Obligations are also secured by all other personal property of the Debtor.

          This Mortgage, Assignment and Grant of Security Interest With Respect to Patents and Other Collateral is subject to all of the applicable terms and conditions in the Loan Documents. Upon the occurrence of a default or breach by the Debtor under any of the Loan Documents, the Bank may exercise any and all rights and remedies of the Bank under the Loan Documents, and the laws of the State of California and of the United States of America and any other relevant jurisdictions.

          The Debtor does hereby irrevocably appoint the Bank as the Debtor's attorney in fact to do all acts and things permitted or contemplated by the terms hereof and/or any of the Loan Documents. This power of attorney is coupled with an interest and is irrevocable.

          The Debtor agrees that if any person, corporation, partnership, trust, limited liability company or other entity shall do or perform any acts which the Bank believes infringes any right of the Debtor or any right of the Bank to the extent granted hereby, then the Bank may and shall have the right to take such steps and institute such suits or proceedings as the Bank may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof and to generally take such steps as may be advisable or necessary or proper for the full protection of the rights of the parties, but the Bank shall not be obligated to do any of the foregoing. The Bank may take such steps or institute such suits or proceedings in its own name or in the name of the Debtor or in the names of the parties jointly.

     The Debtor shall have the duty (i) to file and prosecute opposition of cancellation proceedings, and (ii) to renew all Patents. The Debtor shall not abandon any Patent without the consent of Secured Party, which consent may be withheld in the Secured Party's sole and absolute discretion.

     This Mortgage, Assignment and Grant of Security Interest With Respect to Patents and Other Collateral shall in all respects be subject to, construed in accordance with and governed by, the laws of the State of California without giving effect to that State's choice of law rules.

     Debtor agrees that until all Obligations have been indefeasibly paid in full to the Bank, (i) whenever Debtor files a Patent application or is issued a Patent or otherwise obtains a Patent, Debtor shall give prompt notice thereof to the Bank and (ii) upon the filing of any such Patent applications and/or the issuance or acquisition of any Patent, Debtor shall promptly execute and deliver a mortgage, assignment and grant of security interest with respect to Patents and other collateral substantially identical to this instrument or any other instrument or document reasonably requested by the Bank and Debtor shall take any and all other actions reasonable requested by the Bank to perfect the Bank's security interest in such Patent application or Patent.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of January 1998.



                                               IMAGEWARE SOFTWARE, INC.
                                               a California corporation



                                               By:  /s/ S. James Miller, Jr.
                                                   -------------------------

                                               Its: Chairman & CEO
                                                   -------------------------

DEBTOR:          IMAGEWARE SOFTWARE, INC., A CALIFORNIA CORPORATION

SECURED PARTY:   IMPERIAL BANK, A CALIFORNIA CHARTERED BANK

                             SCHEDULE A

All of the following personal property of Debtor whether presently existing or hereafter created, written, produced, issued or acquired, (i)(a) all patents and patent applications filed in the United States Patent and Trademark Office, (including, without limitation, the patents and/or patent applications listed on Schedule 1 attached hereto), and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether Debtor is licensor or licensee, (c) all income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (e) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with any of the foregoing (all of the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (a) through (e) in this paragraph are sometimes herein individually and collectively referred to as the "Patents"), and (ii) all products and proceeds including, without limitation, insurance proceeds, of any of the foregoing.

                                     1 of 2

DEBTOR:         IMAGEWARE SOFTWARE, INC., A CALIFORNIA CORPORATION

SECURED PARTY:  IMPERIAL BANK, A CALIFORNIA CHARTERED BANK

                                SCHEDULE 1

                                 PATENTS

      Patent or                                                Date of
  Application Number            Description              Issuance or Filing
  ------------------                                     ------------------

     5,345,313             Image Editing for taking
                           a Background and Inserting
                           Part of Image Therein                9/6/94

     5,469,536             Image Editing System Including
                           Masking Capability                 11/21/95

     5,577,179             Image Editing System               11/19/96

     5,343,386             Apparatus for Making
                           Electronically Produced
                           Postcards and Method of
                           Operating Same                      8/30/94

     5,687,306             Image Editing System
                           Including Sizing Function          11/11/97


                                     2 of 2

ALL-PURPOSE ACKNOWLEDGMENT
-------------------------------------------------------------------------------
State of California               )                       CAPACITY CLAIMED
County of San Diego               )                           BY SIGNER
         -----------------------

On January 20, 1998 before me,    ANNE M. HOVERSTEN / /INDIVIDUAL(S)
  -----------     --              ----------------- /X/CORPORATE  ______________
     DATE                                              OFFICER(S) Chairman & CEO
personally appeared    S. James Miller, Jr.                       --------------
                       --------------------                          TITLE(S)
                       NAME(S) OF SIGNER(S)        / /PARTNER(S)
                                                   / /ATTORNEY-IN-FACT
/X/  personally known to me -OR-                   / /TRUSTEE(S)
/ /  proved to me on the basis of satisfactory     / /SUBSCRIBING WITNESS
     evidence to be the person(s) whose name(s)    / /GUARDIAN/CONSERVATOR
     is/are subscribed to the within instrument    / /OTHER:______________
     and acknowledged to me that he/she/they       _______________________
     executed the same in his/her/their            _______________________
     authorized capacity(ies), and that by
     his/her/their signature(s) on the
     instrument the person(s), or the entity
     upon behalf of which the person(s) acted, executed the instrument.

     Witness my hand and official seal.
                                               SIGNER IS REPRESENTING:
                                               NAME OF PERSON(S) OR ENTITY(IES)
     /s/ Anne M. Hoversten
    ------------------------                   Image Ware Software, Inc.
       SIGNATURE OF NOTARY                     -------------------------------
                                [SEAL]         -------------------------------
                                               -------------------------------
-------------------------------------------------------------------------------

                                 OPTIONAL SECTION

THIS CERTIFICATE MUST BE             TITLE OR TYPE OF DOCUMENT: Mortgage,
ATTACHED TO THE DOCUMENT                                        --------------
DESCRIBED AT RIGHT:                  Assignment and Grant of Security Interest
--------------------------           -----------------------------------------
                                     With Respect to Copyrights and Other
                                     -----------------------------------------
                                     Collateral
                                     ----------
Though the data requested here is
not required by law, it could        NUMBER OF PAGES_____ DATE OF DOCUMENT_____
prevent fraudulent reattachment of
this form.

                                     SIGNER(S) OTHER THAN NAMED ABOVE xxx
                                                                      ---
-------------------------------------------------------------------------------

                                GENERAL SECURITY AGREEMENT
                        (TANGIBLE AND INTANGIBLE PERSONAL PROPERTY)
[LOGO]

This Agreement is executed on JANUARY 15, 1998                              ,by

IMAGEWARE SOFTWARE, INC., A CALIFORNIA CORPORATION                 (hereinafter
called "Obligor").

In consideration of financial accommodations given, to be given or continued, the Obligor grants to IMPERIAL BANK (hereinafter called "Bank") a security interest in (a) all property (i) delivered to Bank by Obligor, (ii) which shall be in Bank's possession or control in any matter or for any purpose,
(iii) described below, (iv) now owned or hereafter acquired by Obligor of the type or class described below and/or in any supplementary schedule hereto, or in any financing statement filed by Bank and executed by or on behalf of Obligor; (b) all deposits accounts of Obligor at Bank and (c) the proceeds, increase and products of such property, all accessions thereto, and all property which Obligor may receive on account of such collateral which Obligor will immediately deliver to Bank (collectively referred to as "Collateral") to secure payment and performance of all of Obligor's present or future debts or obligations to Bank, whether absolute or contingent (hereafter referred to as "Debt"). Unless otherwise defined, words used herein have the meanings given them in the California Uniform Commercial Code.

Collateral:

A. VEHICLE, VESSEL, AIRCRAFT:
-------------------------------------------------------------------------------
                                Identification     License or
Year  Make/Manufacturer  Model  and Serial No.  Registration No.  New or Used
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

Engine or other equipment:_____________________________________________________
(FOR AIRCRAFT - ORIGINAL INK SIGNATURE ON COPY TO FAA)

B.  DEPOSIT ACCOUNTS:

Type________________  Account Number________________  Amount $_________________

In name of______________________________  Depository___________________________
AND ALL EXTENSIONS OR RENEWALS THEREOF.

C. ACCOUNTS, INTANGIBLES AND OTHER: (DESCRIBE)

   All personal property of Obligor (herein referred to as "Obligor" or "Debtor") whether presently existing or hereafter created, written, produced or acquired, including, but not limited to: (i) all accounts receivable, accounts, chattel paper, contract rights (including, without limitation, royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and general intangibles including, without limitation, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all investment property including securities and securities entitlements, (ii) all software, computer source codes and other computer programs (collectively, the "Software Products"), and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Bank (herein referred to as "Bank" or "Secured Party") to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright, (iii) all goods including, without limitation, equipment and inventory (including, without limitation, all export inventory), (iv) all guarantees and other security therefor, (v) all trademarks, service marks, trade names and service names and the goodwill associated therewith, (vi) (a) all patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether Debtor is licensor or licensee, (c) all income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) the right (but not the obligation) to sue for past, present and future infringements thereof, (e) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and
  (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with any of the foregoing (all of the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (a) through (f) in this paragraph are sometimes herein individually and collectively referred to as the "Patents"), and (vii) all products and proceeds including, without limitation, insurance proceeds, of any of the foregoing.

        The collateral not in Bank's possession will be located at: 15373 INNOVATION DRIVE, SUITE 120, SAN DIEGO, CA 92128


/ / If checked, the Obligor is executing this Agreement as an Accommodation Debtor only and the Obligor's liability is limited to the security interest granted in the Collateral described herein. The party being accommodated is

[STAMP]                                                            ("Borrower")

All the terms and provisions on page 2 hereof are incorporated herein as though set forth in full, and constitute a part of this Agreement.
SEE ADDENDUM ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE



                                          Signature
          Name                  (indicated title, if applicable)                  Address
IMAGEWARE SOFTWARE, INC.,     BY: /s/ S. JAMES MILLER, Jr.           15373 INNOVATION DRIVE, SUITE 120
--------------------------  ---------------------------------------- ---------------------------------
A CALIFORNIA CORPORATION                                             SAN DIEGO, CA 92128
--------------------------  ---------------------------------------- ---------------------------------

--------------------------  ---------------------------------------- --------------------


Obligor represents, warrants and agrees:
  1. Obligor will immediately pay (a) any Debt when due, (b) Bank's costs of collecting the Debt, of [illegible], insuring or realizing on Collateral, and any expenditure of Bank pursuant hereto, including attorneys' fees and expenses, with interest at the rate of 24% per year, or the rate applicable to the Debt, whichever is less, from the date of expenditure, and (c) any deficiency after realization of Collateral.

  2. Obligor will use the proceeds of any loan that becomes Debt hereunder for the purpose indicated on the application therefore, and will promptly contract to purchase and pay the purchase price of any property which becomes Collateral hereunder from the proceeds of any loan made for that purpose.

  3. As to all Collateral in Obligor's possession (unless specifically otherwise agreed to by Bank in writing), Obligor will:
     (a) Have, or has, possession of the Collateral at the location disclosed to Bank and will not remove the Collateral from the location.
     (b) Keep the Collateral separate and identifiable.
     (c) Maintain the Collateral in good and saleable condition, repair it if necessary, clean, feed, shelter, water, medicate, fertilize, cultivate, irrigate, prune and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property, use it lawfully and only as permitted by insurance policies, and permit Bank to inspect the Collateral at any reasonable time.
     (d) Not sell, contract to sell, lease, encumber or transfer the Collateral (other than inventory Collateral) until the Debt has been paid, even though Bank has a security interest in proceeds of such Collateral.

  4. As to Collateral which is inventory and accounts, Obligor:
     (a) May, until notice from Bank, sell, lease or otherwise dispose of inventory Collateral in the ordinary course of business only, and collect the cash proceeds thereof.
     (b) Will, upon notice from Bank, deposit all cash proceeds as received in a demand deposit account with Bank, containing only such proceeds and deliver statements identifying units of inventory disposed of, accounts which gave rise to proceeds, and all acquisitions and returns of inventory as required by Bank.
     (c) Will receive in trust, schedule on forms satisfactory to the Bank and deliver to Bank all non-cash proceeds other than inventory received in trade.
     (d) If not in default, may obtain release of Bank's interest in individual units of inventory upon request, therefore, payment to Bank of the release price of such units shown on any Collateral schedule supplementary hereto, and compliance herewith as to proceeds thereof.

  5. As to Collateral which are accounts, chattel paper, general intangibles and proceeds described in 4(c) above, Obligor warrants, represents and agrees:
     (a) All such Collateral is genuine, enforceable in accordance with its terms, free from default, prepayment, defense and conditions precedent (except as disclosed to and accepted by Bank in writing), and is supported by consecutively numbered invoices to, or rights against, the debtors thereon. Obligor will supply Bank with duplicate invoices or other evidence of Obligor's rights on Bank's request:
     (b) All persons appearing to be obligated on such Collateral have authority and capacity to contract;
     (c) All chattel paper is in compliance with law as to form, content and manner of preparation and execution and has been properly registered, recorded, and/or filed to protect Obligor's interest thereunder;
     (d) If an account debtor shall also be indebted to Obligor on another obligation, any payment made by him not specifically designated to be applied on any particular obligation shall be considered to be a payment on the account in which Bank has a security interest. Should any remittance include a payment not on an account, it shall be delivered to Bank and, if no event of default has occurred, Bank shall pay Obligor the amount of such payment;
     (e) Obligor agrees not to compromise, settle or adjust any account or renew or extend the time of payment thereof without Bank's prior written consent.

  6. Obligor owns all Collateral absolutely, and no other person has or claims any interest in any Collateral, except as disclosed to and accepted by Bank in writing. Obligor will defend any proceeding which may affect title to or Bank's security interest in any Collateral, and will indemnify and hold Bank free and harmless from all costs and expenses of Bank's defense.

  7. Obligor will pay when due all existing or future charges, liens or encumbrances on and all taxes and assessments now or hereafter imposed on or affecting the Collateral and, if the Collateral is in Obligor's possession, the realty on which the Collateral is located.

  8. Obligor will insure the Collateral with Bank as loss payee in form and amounts with companies, and against risks and liability satisfactory to Bank, and hereby assigns such policies to Bank, agrees to deliver them to Bank at Bank's request, and authorizes Bank to make any claim thereunder, to cancel the insurance on Obligor's default, and to receive payment of and endorse any instrument in payment of any loss or return premium. If Obligor should fail to deliver the required policy or policies to the Bank, Bank may, at Obligor's cost and expense, without any duty to do so, get and pay for insurance naming as the insured, at Bank's option, either both Obligor and Bank, or only Bank, and the cost thereof shall be secured by this Security Agreement, and shall be repayable as provided in Paragraph 1 above.

  9. Obligor will give Bank any information it requires. All information at any time supplied to Bank by Obligor (including, but not limited to, the value and condition of Collateral, financial statements, financing statements, and statements made in documentary Collateral) is correct and complete, and Obligor will notify Bank of any adverse change in such information. Obligor will promptly notify Bank of any change of Obligor's residence, chief executive office or mailing address.

  10. Bank is irrevocably appointed Obligor's attorney-in-fact to do any act which Obligor is obligated hereby to do, to exercise such rights as Obligor may exercise, to use such equipment as Obligor might use, to enter Obligor's premises to give notice of Bank's security interest, and to collect Collateral and proceeds and to execute and file in Obligor's name any financing statements and amendments thereto required to perfect Bank's security interest hereunder, all to protect and preserve the Collateral and Bank's rights hereunder. Bank may:
     (a) Endorse, collect and receive delivery or payment of instruments and documents constituting Collateral;
     (b) Make extension agreements with respect to or affecting Collateral, exchange it for other Collateral, release persons liable thereon or take security for the payment thereof, and compromise disputes in connection therewith;
     (c) Use or operate Collateral for the purpose of preserving Collateral or its value and for preserving or liquidating Collateral.

  11. If more than one Obligor signs this Agreement, their liability is joint and several. Any Obligor who is married agrees that recourse may be had against separate property for the Debt. Discharge of any Obligor except for full payment, or any extension, forbearance, change of rate of interest, or acceptance, release or substitution of Collateral or any impairment or suspension of Bank's rights against an Obligor, or any transfer of an Obligor's interest to another shall not affect the liability of any other Obligor. Until the Debt shall have been paid or performed in full, Bank's rights shall continue even if the Debt is outlawed. All Obligors waive: (a) any right to require Bank to proceed against any Obligor before any other, or to pursue any other remedy; (b) presentment, protest and notice of protest, demand and notice of nonpayment, demand or performance, notice of sale and advertisement of sale; (c) any right to the benefit of or to direct the application of any Collateral until the Debt shall have been paid; (d) and any right of subrogation to Bank until Debt shall have been paid or performed in full.

  12. Upon default, at Bank's option, without demand or notice, all or any part of the Debt shall immediately become due. Bank shall have all rights given by law, and may sell, in one or more sales, Collateral in any county where Bank has an office. Bank may purchase at such sale. Sales for cash or on credit to a wholesaler, retailer or user of the Collateral, or at public or private auction, are all to be considered commercially reasonable. Bank may require Obligor to assemble the Collateral and make it available to Bank at the entrance to the location of the Collateral, or a place designated by Bank.
     Defaults shall include:
     (a) Obligor's failure to pay or perform this or any agreement with Bank or breach of any warranty herein, or Borrower's failure to pay or perform any agreement with Bank.
     (b) Any change in Obligor's or Borrower's financial condition which in Bank's judgment impairs the prospect of Borrower's payment or performance. (c) Any actual or reasonably anticipated deterioration of the Collateral or in the market price thereof which causes it, in the Bank's judgment, to become unsatisfactory as security.
     (d) Any levy or seizure against Borrower or any of the Collateral.
     (e) Death, termination of business, assignment for creditors, insolvency, appointment of receiver, or the filing of any petition under bankruptcy or debtor's relief laws of, by or against Obligor or Borrower or any guarantor of the Debt.
     (f) Any warranty or representation which is false or is believed in good faith by Bank to be false.

  13. Bank's acceptance of partial or delinquent payments or the failure of Bank to exercise any right or remedy shall not waive any obligation of Obligor or Borrower or right of Bank to modify this Agreement, or waive any other similar default.

  14. On transfer of all or any part of the Debt, Bank may transfer all or any part of the Collateral. Bank may deliver all or any part of the Collateral to any Obligor at any time. Any such transfer or delivery shall discharge Bank from all liability and responsibility with respect to such Collateral transferred or delivered. This Agreement benefits Bank's successors and assigns and binds Obligor's heirs, legatees, personal representatives, successors and assigns. Obligor agrees not to assert against any assignee of Bank any claim or defense that may exist against Bank. Time is of the essence. This Agreement and supplementary schedules hereto contain the entire security agreement between Bank and Obligor. Obligor will execute any additional agreements, assignments or documents reasonably required by Bank to carry this Agreement into effect.

  15. This Agreement shall be governed by and construed in accordance with the laws of the State of California, to the jurisdiction of whose courts the Obligor hereby agrees to submit. Obligor agrees that service of process may be accomplished by any means authorized by California law. All words used herein in the singular shall be considered to have been used in the plural where the context and construction so require.

  16. To the extent that Obligor acquires any trademarks, service marks, trade names and service names and/or the goodwill associated therewith, copyrights, patents and/or patent applications (collectively "Intellectual Property"), Obligor shall give prompt notice thereof to Bank and shall take any and all actions requested from time to time by Bank to perfect Obligor's interest in such Intellectual Property and to perfect Bank's first priority interest therein. Without limiting the generality of the foregoing, the Obligor agrees as follows: Upon Obligor creating, writing, producing or acquiring any software, computer source codes or other computer programs (collectively, the "Software"), Obligor shall promptly register such Software with the U.S. Copyright Office and to the extent Obligor's rights therein are acquired from any third party, Obligor shall promptly upon such acquisition file with the U.S. Copyright Office any and all documents necessary to perfect Obligor's rights therein. Upon Obligor creating, writing, producing or otherwise acquiring any Software, Obligor shall give prompt notice thereof to Bank. Obligor shall execute and deliver to Bank any and all copyright mortgages, UCC financing statements and other documents and instruments which Bank may request in connection with the Bank perfecting its first priority security interest in such Software.

                               PROMISSORY NOTE


----------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL        LOAN DATE          MATURITY       LOAN NO       CALL     COLLATERAL     ACCOUNT    OFFICER   INITIALS

  $500,000.00      09-18-1998         01-15-1999     711062569                               622787       PD      [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
----------------------------------------------------------------------------------------------------------------------------------

BORROWER:  IMAGEWARE SOFTWARE, INC.                      LENDER:  IMPERIAL BANK
           15373 INNOVATION DRIVE, SUITE 120                      SAN DIEGO REGIONAL OFFICE
           SAN DIEGO, CA  92128                                   701 B STREET, SUITE 600
                                                                  SAN DIEGO, CA 92112-4168
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL AMOUNT:  $500,000.00                      INITIAL RATE:  10.500%                  DATE OF NOTE: SEPTEMBER 18, 1998


PROMISE TO PAY. IMAGEWARE SOFTWARE, INC. ("BORROWER") PROMISES TO PAY TO IMPERIAL BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF FIVE HUNDRED THOUSAND & 00/100 DOLLARS ($500,000.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM SEPTEMBER 18, 1998, UNTIL PAID IN FULL.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PRINCIPAL PAYMENT OF $500,000.00 PLUS INTEREST ON JANUARY 15, 1999. THIS PAYMENT DUE JANUARY 15, 1999, WILL BE FOR ALL PRINCIPAL AND ACCRUED INTEREST NOT YET PAID. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING OCTOBER 15, 1998, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Imperial Bank Prime Rate (the "Index"). The Prime Rate is the rate announced by Lender as its Prime Rate of interest from time to time. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX CURRENTLY IS 8.500%. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 2,000 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 10.500%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT: MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $250.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 DAYS OR MORE LATE, Borrower will be charged 5.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within ten (10) days; or (b) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at this option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 7.000 percentage points over the Index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Lender may hire or pay someone else to help collect this
Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF LOS ANGELES COUNTY, THE STATE OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IF ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. (INITIAL HERE [ILLEGIBLE]). THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

CREDIT TERMS AND CONDITIONS AGREEMENT. This Note is subject to the provisions of the Credit Terms and Conditions Agreement dated January 15, 1998 and all amendments thereto and replacements therefor.

YEAR 2000 COMPLIANCE. Borrower affirmatively covenants that it will perform all acts reasonably necessary to ensure that (a) Borrower and any business in which Borrower holds a substantial interest, and (b) all customers, suppliers and vendors that are material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Bank such certifications or other evidence of Borrower's compliance with the terms of this paragraph as Bank may from time to time require.

REPRESENTATION REGARDING YEAR 2000 COMPLIANCE. Borrower and its subsidiaries, as applicable, represent and warrant that they have reviewed the areas within their operations and business which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the Year 2000 Problem and have made related appropriate inquiry of material suppliers and vendors, and based on such review and program, the Year 2000 Problem will not have a material adverse effect upon their financial condition, operations or business as now conducted. "Year 2000 Problem" means the possibility that any computer applications or equipment used by Borrower may be unable to recognize and properly perform date sensitive functions involving certain dates prior to and any dates on or after December 31, 1999.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

IMAGEWARE SOFTWARE, INC.


By: /s/ [ILLEGIBLE]
    ----------------------------------------
    AUTHORIZED OFFICER

                                            GENERAL SECURITY AGREEMENT
IMPERIAL BANK                       (TANGIBLE AND INTANGIBLE PERSONAL PROPERTY)
 Member FDIC

This Agreement is executed on SEPTEMBER 18, 1998                           , by

XIMAGE CORPORATION                             (hereinafter called "Obligor").
In consideration of financial accommodations given, to be given or continued, the Obligor grants to IMPERIAL BANK (hereinafter called "Bank") a security interest in (a) all property (i) delivered to Bank by Obligor, (ii) which shall be in Bank's possession or control in any matter or for any purpose,
(iii) described below, (iv) now owned or hereafter acquired by Obligor of the type or class described below and/or in any supplementary schedule hereto, or in any financing statement filed by Bank and executed by or on behalf of Obligor; (b) all deposits accounts of Obligor at Bank and (c) the proceeds, increase and products of such property, all accessions thereto, and all property which Obligor may receive on account of such collateral which Obligor will immediately deliver to Bank (collectively referred to as "Collateral") to secure payment and performance of all of Obligor's present or future debts or obligations to Bank, whether absolute or contingent (hereafter referred to as "Debt"). Unless otherwise defined, words used herein have the meanings given them in the California Uniform Commercial Code.

Collateral:

A. VEHICLE, VESSEL, AIRCRAFT:
-------------------------------------------------------------------------------
                                      Identification     License or      New or
Year     Make/Manufacturer   Model    and Serial No.   Registration No.   Used
-------------------------------------------------------------------------------









-------------------------------------------------------------------------------

Engine or other equipment: ____________________________________________________
(FOR AIRCRAFT - ORIGINAL INK SIGNATURE ON COPY TO FAA)

B. DEPOSIT ACCOUNTS:

Type_____________  Account Number______________________ Amount $_______________

In name of____________________________  Depository_____________________________
AND ALL EXTENSIONS OR RENEWALS THEREOF.

C. ACCOUNTS, INTANGIBLES AND      (DESCRIBE)

   All personal property, whether presently existing or hereafter created or acquired, including but not limited to:
   All accounts, chattel paper, documents, instruments, money, deposit accounts and general intangibles including returns, repossessions, books and records relating thereto, and equipment containing said books and records. All investment property including securities and securities entitlements. All goods including equipment and inventory. All proceeds including, without limitation, insurance proceeds. All guarantees and other security therefor.













   The collateral not in Bank's possession will be located at: 10883 THORNMINT ROAD, SAN DIEGO, CA. 92127


/ / If checked, the Obligor is executing this Agreement as an Accommodation Debtor only and the Obligor's liability is limited to the security interest granted in the Collateral described herein. The party being accommodated is

                                                                  ("Borrower").

All the terms and provisions on page 2 hereof are incorporated herein as though set forth in full, and constitute a part of this Agreement.



                                   Signature
     Name                (indicate title, if applicable)          Address

XIMAGE CORPORATION                                          10883 THORNMINT ROAD
                                                            SAN DIEGO, CA. 92127
------------------      ---------------------------------   --------------------

BY: [ILLEGIBLE]
------------------      ---------------------------------   --------------------
AUTHORIZED OFFICER

------------------      ---------------------------------   --------------------

Obligor represents, warrants and agrees:

  1. Obligor will immediately pay (a) any Debt when due, (b) Bank's costs of collecting the Debt, of [ILLEGIBLE], insuring or realizing on Collateral, and any expenditure of Bank pursuant hereto, including attorneys' fees and expenses, with interest at the rate of 24% per year, or the rate applicable to the Debt, whichever is less, from the date of expenditure, and (c) any deficiency after realization of Collateral.

  2. Obligor will use the proceeds of any loan that becomes Debt hereunder for the purpose indicated on the application therefore, and will promptly contract to purchase and pay the purchase price of any property which becomes Collateral hereunder from the proceeds of any loan made for that purpose.

  3. As to all Collateral in Obligor's Possession (unless specifically otherwise agreed to by Bank in writing), Obligor will:

     (a) Have, or has, possession of the Collateral at the location disclosed to Bank and will not remove the Collateral from the location.

     (b) Keep the Collateral separate and identifiable.

     (c) Maintain the Collateral in good and saleable condition, repair it if necessary, clean, feed, shelter, water, medicate, fertilize, cultivate, irrigate, prune and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property, use it lawfully and only as permitted by insurance policies, and permit Bank to inspect the Collateral at any reasonable time.

     (d) Not sell, contract to sell, lease, encumber or transfer the Collateral (other than inventory Collateral) until the Debt has been paid, even though Bank has a security interest in proceeds of such Collateral.

  4. As to Collateral which is inventory and accounts, Obligor:

     (a) May, until notice from Bank, sell, lease or otherwise dispose of inventory Collateral in the ordinary course of business only, and collect the cash proceeds thereof.

     (b) Will, upon notice from Bank, deposit all cash proceeds as received in a demand deposit account with Bank, containing only such proceeds and deliver statements identifying units of inventory disposed of, accounts which gave rise to proceeds, and all acquisitions and returns of inventory as required by Bank.

     (c) Will receive in trust, schedule on forms satisfactory to the Bank and deliver to Bank all non-cash proceeds other than inventory received in trade.

     (d) If not in default, may obtain release of Bank's interest in individual units of inventory upon request, therefore, payment to Bank of the release price of such units shown on any Collateral schedule supplementary hereto, and compliance herewith as to proceeds thereof.

  5. As to Collateral which are accounts, chattel paper, general intangibles and proceeds described in 4(c) above, Obligor warrants, represents and agrees:

     (a) All such Collateral is genuine, enforceable in accordance with its terms, free from default, prepayment, defense and conditions precedent (except as disclosed to and accepted by Bank in writing), and is supported by consecutively numbered invoices to, or rights against, the debtors thereon. Obligor will supply Bank with duplicate invoices or other evidence of Obligor's rights on Bank's request;

     (b) All persons appearing to be obligated on such Collateral have authority and capacity to contract;

     (c) All chattel paper is in compliance with law as to form, content and manner of preparation and execution and has been properly registered, recorded and/or filed to protect Obligor's interest thereunder;

     (d) If an account debtor shall also be indebted to Obligor on another obligation, any payment made by him not specifically designated to be applied on any particular obligation shall be considered to be a payment on the account in which Bank has a security interest. Should any remittance include a payment not on an account, it shall be delivered to Bank and, if no event of default has occurred, Bank shall pay Obligor the amount of such payment;

     (e) Obligor agrees not to compromise, settle or adjust any account or renew or extend the time of payment thereof without Bank's prior written consent.

  6. Obligor owns all Collateral absolutely, and no other person has or claims any interest in any Collateral, except as disclosed to and accepted by Bank in writing. Obligor will defend any proceeding which may affect title to or Bank's security interest in any Collateral, and will indemnify and hold Bank free and harmless from all costs and expenses of Bank's defense.

  7. Obligor will pay when due all existing or future charges, liens or encumbrances on and all taxes and assessments now or hereafter imposed on or affecting the Collateral and, if the Collateral is in Obligor's possession, the realty on which the Collateral is located.

  8. Obligor will insure the Collateral with Bank as loss payee in form and amounts with companies, and against risks and liability satisfactory to Bank, and hereby assigns such policies to Bank, agrees to deliver them to Bank at Bank's request, and authorizes Bank to make any claim thereunder, to cancel the insurance on Obligor's default, and to receive payment of and endorse any instrument in payment of any loss or return premium. If Obligor should fail to deliver the required policy or policies to the Bank, Bank may, at Obligor's cost and expense, without any duty to do so, get and pay for insurance naming as the insured, at Bank's option, either both Obligor and Bank, or only Bank, and the cost thereof shall be secured by this Security Agreement, and shall be repayable as provided in Paragraph 1 above.

  9. Obligor will give Bank any information it requires. All information at any time supplied to Bank by Obligor (including, but not limited to, the value and condition of Collateral, financial statements, financing statements, and statements made in documentary Collateral) is correct and complete, and Obligor will notify Bank of any adverse change in such information. Obligor will promptly notify Bank of any change of Obligor's residence, chief executive office or mailing address.

  10. Bank is irrevocably appointed Obligor's attorney-in-fact to do any act which Obligor is obligated hereby to do, to exercise such rights as Obligor may exercise, to use such equipment as Obligor might use, to enter Obligor's premises to give notice of Bank's security interest, and to collect Collateral and proceeds and to execute and file in Obligor's name any financing statements and amendments thereto required to perfect Bank's security interest hereunder, all to protect and preserve the Collateral and Bank's rights hereunder. Bank may:

     (a) Endorse, collect and receive delivery or payment of instruments and documents constituting Collateral;

     (b) Make extension agreements with respect to or affecting Collateral, exchange it for other Collateral, release persons liable thereon or take security for the payment thereof, and compromise disputes in connection therewith;

     (c) Use or operate Collateral for the purpose of preserving Collateral or its value and for preserving or liquidating Collateral.

  11. If more than one Obligor signs this Agreement, their liability is joint and several. Any Obligor who is married agrees that recourse may be had against separate property for the Debt. Discharge of any Obligor except for full payment, or any extension, forbearance, change of rate of interest, or acceptance, release or substitution of Collateral or any impairment or suspension of Bank's rights against an Obligor, or any transfer of an Obligor's interest to another shall not affect the liability of any other Obligor. Until the Debt shall have been paid or performed in full, Bank's rights shall continue even if the Debt is outlawed. All Obligors waive: (a) any right to require Bank to proceed against any Obligor before any other, or to pursue any other remedy; (b) presentment, protest and notice of protest, demand and notice of nonpayment, demand or performance, notice of sale, and advertisement of sale; (c) any right to the benefit of or to direct the application of any Collateral until the Debt shall have been paid; (d) and any right of subrogation to Bank until Debt shall have been paid or performed in full.

  12. Upon default, at Bank's option, without demand or notice, all or any part of the Debt shall immediately become due. Bank shall have all rights given by law, and may sell, in one or more sales, Collateral in any county where Bank has an office. Bank may purchase at such sale. Sales for cash or on credit to a wholesaler, retailer or user of the Collateral, or at public or private auction, are all to be considered commercially reasonable. Bank may require Obligor to assemble the Collateral and make it available to Bank at the entrance to the location of the Collateral, or a place designated by Bank.

    Defaults shall include:

     (a) Obligor's failure to pay or perform this or any agreement with Bank or breach of any warranty herein, or Borrower's failure to pay or perform any agreement with Bank.

     (b) Any change in Obligor's or Borrower's financial condition which in Bank's judgment impairs the prospect of Borrower's payment or performance.

     (c) Any actual or reasonably anticipated deterioration of the Collateral or in the market price thereof which causes it, in Bank's judgment, to become unsatisfactory as security.

     (d) Any levy or seizure against Borrower or any of the Collateral.

     (e) Death, termination of business, assignment for creditors, insolvency, appointment of receiver, or the filing of any petition under bankruptcy or debtor's relief laws of, by or against Obligor or Borrower or any guarantor of the Debt.

     (f) Any warranty or representation which is false or is believed in good faith by Bank to be false.

  13. Bank's acceptance of partial or delinquent payments or the failure of Bank to exercise any right or remedy shall not waive any obligation of Obligor or Borrower or right of Bank to modify this Agreement, or waive any other similar default.

  14. On transfer of all or any part of the Debt, Bank may transfer all or any part of the Collateral. Bank may deliver all or any part of the Collateral to any Obligor at any time. Any such transfer or delivery shall discharge Bank from all liability and responsibility with respect to such Collateral transferred or delivered. This Agreement benefits Bank's successors and assigns and binds Obligor's heirs, legatees, personal representatives, successors and assigns. Obligor agrees not to assert against any assignee of Bank any claim or defense that may exist against Bank. Time is of the essence. This Agreement and supplementary schedules hereto contain the entire security agreement between Bank and Obligor. Obligor will execute any additional agreements, assignments or documents reasonably required by Bank to carry this Agreement into effect.

  15. This Agreement shall be governed by and construed in accordance with the laws of the State of California, to the jurisdiction of whose courts the Obligor hereby agrees to submit. Obligor agrees that service of process may be accomplished by any means authorized by California law. All words used herein in the singular shall be considered to have been used in the plural where the context and construction so require.

  16. To the extent that Obligor acquires any trademarks, service marks, trade names and service names and/or the goodwill associated therewith, copyrights, patents and/or patent applications (collectively "Intellectual Property"), Obligor shall give prompt notice thereof to Bank and shall take any and all actions requested from time to time by Bank to perfect Obligor's interest in such Intellectual Property and to perfect Bank's first priority interest therein. Without limiting the generality of the foregoing, the Obligor agrees as follows: Upon Obligor creating, writing, producing or acquiring any software, computer source codes or other computer programs (collectively, the "Software"). Obligor shall promptly register such Software with the U.S. Copyright Office and to the extent Obligor's rights therein are acquired from any third party, Obligor shall promptly upon such acquisition file with the U.S. Copyright Office any and all documents necessary to perfect Obligor's rights therein. Upon Obligor creating, writing, producing or otherwise acquiring any Software, Obligor shall give prompt notice thereof to Bank. Obligor shall execute and deliver to Bank any and all copyright mortgages, UCC financing statements and other documents and instruments which Bank may request in connection with the Bank perfecting its first priority security interest in such Software.